SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2008

CardioVascular BioTherapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51172	33-0795984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1635 Village Center Circle, Suite 250 Las Vegas, Nevada	89134
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-839-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

CardioVascular BioTherapeutics, Inc. (the “Company”) announced in a press release dated June 10, 2008 that it entered into its third clinical development agreement. This agreement is with Karen Wenk-Jordan acting as sponsor and manager of the general partner of Derma Life Clinical Partners LP (“Derma Life”) which entered into a development agreement entitled Derma Life Development Agreement (the “Development Agreement”) dated June 3, 2008 with the Company to fund a minimum of $1,000,000 and up to $3,000,000 of the clinical development for the Company’s wound healing drug candidate. All rights, title and interest to the data, know-how and enhancements of the wound healing drug candidate and any other intellectual property resulting from the development shall be the exclusive property of Derma Life to the extent the Company has the right to transfer, which shall vest title in such intellectual property in the Company upon termination of the agreement. A copy of the Development Agreement, Derma Life Technology Agreement dated June 3, 2008 and Derma Life Sponsor Agreement dated May 28, 2008 are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively. A copy of the Press Release is attached hereto as Exhibit 99.1.

Karen Wenk-Jordan is President and Resident Director of Wenk-Jordan & Company, a licensed investment advisory company in Tokyo, Japan, which specializes in Family Office and Investor Relations services for high net worth Japanese and long term Asian, American and European expatriates.

Item 3.02	Unregistered Sales of Equity Securities

Derma Life will be granted and will receive a five (5) year warrant to buy 500,000 shares of the Company’s common stock for $1.00 per share for its original $1,000,000 clinical contract. For any additional monies received above $1,000,000 the partnership shall get an additional five (5) year warrant for 50,000 common shares with an exercise price of $1.00 for each additional $100,000 contracted for and paid to the Company before August 15, 2008

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Derma Life Development Agreement dated June 3, 2008.

10.2	Derma Life Technology Agreement dated June 3, 2008.

10.3	Derma Life Sponsor Agreement dated May 28, 2008

99.1
Press Release dated June 10, 2008 announcing it entered into a third clinical development agreement with Karen Wenk-Jordon, Sponsor and Manager of the general partner of Derma Life Clinical Partners LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOVASCULAR BIOTHERAPEUTICS, INC.

Date: June 13, 2008	By:	/s/ Mickael A. Flaa
Mickael A. Flaa
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Derma Life Development Agreement dated June 3, 2008.

10.2	Derma Life Technology Agreement dated June 3, 2008.

10.3	Derma Life Sponsor Agreement dated May 28, 2008

99.1
Press Release dated June 10, 2008 announcing it entered into a third clinical development agreement with Karen Wenk-Jordon, Sponsor and Manager of the general partner of Derma Life Clinical Partners LP.